POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

December 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (0.83%)
Consumer, Cyclical (0.24%)
CWT Travel Holdings Inc(b)(c)(d)	89,755	$619,309

Consumer, Non-Cyclical (0.10%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	263,777

Materials (0.13%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	224,761
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	125,974
Total Materials		350,735

Mineral and Precious Stone Mining (0.05%)
Arctic Canadian Diamond Co LTD.(a)(b)(d)	541	141,201

Oil & Gas (0.29%)
Utex Industries, Inc.(a)(b)(c)(d)(e)	7,506	755,704

Technology (0.02%)
Skillsoft Corp.(d)	32,762	42,591

TOTAL COMMON STOCKS
(Cost $2,411,494)		2,173,317

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (30.21%)
Basic Materials (1.20%)
Aruba Investments, Inc., Series Initial(f)	1M US L + 7.75%, 0.75% Floor	11/24/2028	$3,450,000	$3,156,750

Communications (2.04%)
ABG Intermediate Holdings 2 LLC(f)	SOFR + 6.00%, 0.50% Floor	12/20/2029	810,000	744,188
Auction.com LLC fka Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	5,055,695	4,628,059
Total Communications				5,372,247

Consumer Discretionary (2.00%)
CNT Holdings I Corp, Series Initial(f)	SOFR + 6.75%, 0.75% Floor	11/6/2028	5,554,188	5,267,231

Consumer, Cyclical (2.02%)
Brooks Automation 11/21 2nd Lien TL(f)	3M US L + 5.60%, 0.50% Floor	11/16/2029	3,794,939	3,256,532
Mitchell International, Inc. TL(f)	3M US L + 6.50%	10/1/2029	1,650,000	1,378,781
Wheel Pros, Inc., Series Initial(f)	3M US L + 4.50%, 0.75% Floor	5/11/2028	1,000,000	683,630
Total Consumer, Cyclical				5,318,943

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-Cyclical (18.88%)
Ankura Consulting Group LLC, Series Closing Date(f)	3M US L + 8.00%, 0.75% Floor	3/19/2029	$650,000	$554,938
Asurion LLC, Series New B-4(f)	1M US L + 5.25%	1/20/2029	9,190,000	7,197,746
Aveanna Healthcare LLC(f)	1M US L + 7.00%, 0.50% Floor	12/10/2029	4,000,000	2,400,000
Cloudera, Inc.(f)	1M US L + 6.00%, 0.50% Floor	8/10/2029	860,000	721,325
CP Iris Holdco I, Inc.(b)(f)	1M US L + 7.00%, 0.50% Floor	9/15/2029	1,720,000	1,479,200
Envision Healthcare Corp.(f)	3M US L + 0.00%	3/31/2027	907,664	317,682
Envision Healthcare Corp.(f)	3M US L + 0.00%	3/31/2027	2,222,489	592,660
Eyecare Partners LLC(f)	3M US L + 6.75%, 0.50% Floor	11/15/2029	3,430,000	2,864,050
Eyecare Partners, LLC(f)	3M US L + 4.50%	11/15/2028	1,290,000	1,130,363
Infinite Bidco LLC, Series Initial(f)	3M US L + 7.00%, 0.50% Floor	3/2/2029	4,245,740	3,927,310
KKR Apple Bidco LLC, Series Initial(f)	1M US L + 5.75%, 0.50% Floor	8/6/2026	4,258,629	4,130,870
KUEHG Corp, Series Tranche B(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	4,390,000	4,242,935
KUEHG Corp, Series B-3(f)	3M US L + 3.75%, 1.00% Floor	2/21/2025	4,624,028	4,452,569
LaserShip, Inc., Series Initial(f)	3M US L + 7.50%, 0.75% Floor	5/7/2029	3,280,000	2,000,800
Learning Care Group No. 2, Inc.(f)	3M US L + 8.50%, 1.00% Floor	3/13/2025	1,080,000	1,058,400
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	2,675,012	2,407,511
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	1,645,967	1,535,482
Medical Solutions LLC(f)	1M US L + 7.00%, 0.50% Floor	9/24/2028	1,770,000	1,641,675
MH Sub I LLC, Series 2021 Replacement(f)	SOFR + 6.25%	2/23/2029	4,340,000	3,887,012
SM Wellness Holdings, Inc., Series Initial(b)(f)	3M US L + 8.00%, 0.75% Floor	4/16/2029	1,030,000	746,750
VC GB Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.50% Floor	7/23/2029	1,330,000	1,121,629
Xplornet Communications Inc. TL(f)	1M US L + 7.00%, 0.50% Floor	9/30/2029	1,930,000	1,351,000
Total Consumer, Non-Cyclical				49,761,907

Financials (0.90%)
Arctic Canadian Diamond Corp, 2L TL(a)(b)(c)(e)(g)	Cash 5.00% + PIK 12.50%	12/31/2027	565,555	565,555
Asurion LLC(f)	1M US L + 3.00%	11/3/2024	860,000	837,425
Zest Acquisition Corp., Series Initial(f)	1M US L + 7.00%, 1.00% Floor	3/13/2026	1,037,670	980,597
Total Financials				2,383,577

Industrials (3.17%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	3M US L + 4.25%, 1.00% Floor	6/21/2024	1,999,637	1,797,174
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	2,760,000	2,520,791
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 3(f)	3M US L + 6.00%, 0.75% Floor	5/21/2029	2,295,812	2,112,147
GI Consilio Parent LLC(f)	1M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	1,937,250
Total Industrials				8,367,362

TOTAL BANK LOANS
(Cost $89,865,391)				79,628,017

HIGH YIELD BONDS AND NOTES (64.20%)
Basic Materials (7.05%)
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	9,490,000	9,013,035
Century Aluminum Co.(i)	7.500%	4/1/2028	11,045,000	9,571,573
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(i)(j)	7.125%	11/1/2022	1,650,000	99
Total Basic Materials				18,584,707

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications (7.72%)
Arches Buyer, Inc.(i)	6.125%	12/1/2028	$2,480,000	$1,993,536
Clear Channel Outdoor Holdings, Inc.(i)	7.750%	4/15/2028	3,080,000	2,252,417
Clear Channel Outdoor Holdings, Inc.(i)	7.500%	6/1/2029	2,330,000	1,715,218
GTT Communications, Inc.(b)(c)(i)(j)	7.875%	12/31/2024	1,970,000	45,346
Radiate Holdco LLC / Radiate Finance, Inc.(i)	6.500%	9/15/2028	2,520,000	1,060,013
Scripps Escrow II, Inc.(i)	5.375%	1/15/2031	1,490,000	1,196,185
Scripps Escrow, Inc.(i)	5.875%	7/15/2027	1,340,000	1,198,067
Uber Technologies, Inc.(i)	4.500%	8/15/2029	5,380,000	4,697,439
Viasat, Inc.(i)	5.625%	9/15/2025	3,170,000	2,946,095
Viasat, Inc.(i)	6.500%	7/15/2028	4,300,000	3,232,946
Total Communications				20,337,262

Consumer, Cyclical (10.94%)
Boyd Gaming Corp.(i)	4.750%	6/15/2031	2,470,000	2,151,815
CD&R Smokey Buyer, Inc.(i)	6.750%	7/15/2025	2,040,000	1,760,765
Dornoch Debt Merger Sub, Inc.(i)	6.625%	10/15/2029	6,520,000	4,582,296
Ford Motor Co.	7.450%	7/16/2031	5,000,000	5,121,835
Ford Motor Co.	9.625%	4/22/2030	5,570,000	6,310,837
Real Hero Merger Sub 2, Inc.(i)	6.250%	2/1/2029	4,450,000	3,056,260
Sportsnet(a)(b)(c)(e)(f)	10.250%	1/15/2025	100,000	97,325
SRS Distribution, Inc.(i)	6.000%	12/1/2029	3,940,000	3,140,783
Wheel Pros, Inc.(i)	6.500%	5/15/2029	3,800,000	1,349,000
White Cap Buyer LLC(i)	6.875%	10/15/2028	1,444,000	1,251,434
Total Consumer, Cyclical				28,822,350

Consumer, Non-Cyclical (8.49%)
Cano Health LLC(i)	6.250%	10/1/2028	7,030,000	4,288,300
High Ridge Brands Escrow(a)(b)(e)		3/15/2025	125,000	1,425
Specialty Steel(a)(b)(c)(e)(f)(g)	11.9222% or PIK L+11.00%, 1.00% Floor	11/15/2026	210,000	210,000
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	2,045,000	2,021,480
Surgery Center Holdings, Inc.(i)	10.000%	4/15/2027	6,280,000	6,399,822
Tenet Healthcare Corp.(i)	5.125%	11/1/2027	5,240,000	4,885,095
Tenet Healthcare Corp.(i)	6.125%	10/1/2028	5,090,000	4,567,919
Total Consumer, Non-Cyclical				22,374,041

Energy (4.10%)
Occidental Petroleum Corp.	6.450%	9/15/2036	5,080,000	5,193,055
Occidental Petroleum Corp.	8.875%	7/15/2030	4,030,000	4,556,659
Teine Energy, Ltd.(i)	6.875%	4/15/2029	1,150,000	1,039,646
Total Energy				10,789,360

Financials (8.82%)
AssuredPartners, Inc.(i)	7.000%	8/15/2025	6,850,000	6,635,341
GTCR AP Finance, Inc.(i)	8.000%	5/15/2027	2,080,000	1,995,677
HUB International, Ltd.(i)	7.000%	5/1/2026	7,350,000	7,210,497
NFP Corp.(i)	6.875%	8/15/2028	8,960,000	7,405,251
Total Financials				23,246,766

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Industrials (12.10%)
IEA Energy Services LLC(i)	6.625%	8/15/2029	$2,950,000	$2,787,588
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(i)	6.000%	9/15/2028	2,050,000	1,657,364
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	780,000	674,537
Material Sciences Corp.(a)(b)(c)(e)(f)(g)	L + 8.25% or PIK 2.00%	1/9/2024	90,225	90,112
Oscar AcquisitionCo LLC / Oscar Finance, Inc.(i)	9.500%	4/15/2030	4,450,000	3,999,215
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	8,221,000	7,416,724
TransDigm, Inc.	6.375%	6/15/2026	3,210,000	3,127,871
TransDigm, Inc., Series WI	4.875%	5/1/2029	5,670,000	4,952,887
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	4,740,000	4,140,609
Trident TPI Holdings, Inc.(i)	9.250%	8/1/2024	3,180,000	3,044,409
Total Industrials				31,891,316

Materials (0.04%)
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	114,596	114,596

Technology (4.94%)
AthenaHealth Group, Inc.(i)	6.500%	2/15/2030	4,980,000	3,679,260
CWT Travel Group, Inc.(b)(i)	8.500%	11/19/2026	5,128,594	4,359,818
Presidio Holdings, Inc.(i)	8.250%	2/1/2028	5,370,000	4,986,904
Total Technology				13,025,982

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $197,221,130)				169,186,380

WARRANTS  (0.00%)

	Maturity Date	Shares	Value (Note 2)
Consumer, Cyclical (0.00%)
CWT Travel Holdings, Inc., Strike Price: $57.00(a)(b)	11/19/2026	$3,371	$–
CWT Travel Holdings, Inc., Strike Price: $67.69(a)(b)	11/19/2028	3,548	$–
Utex Industries Holdings, LLC, Strike Price: $114.76(a)(b)(c)(e)	12/31/2049	1,150	$–
TOTAL WARRANTS
(Cost $–)			–

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.39%)
MSILF Treasury Securities Portfolio	2.980%	11,569,511	$11,569,511

TOTAL SHORT TERM INVESTMENTS
(Cost $11,569,511)			11,569,511

TOTAL INVESTMENTS (99.63%)
(Cost $301,067,526)			$262,557,225

OTHER ASSETS IN EXCESS OF LIABILITIES (0.37%)			985,790

NET ASSETS (100.00%)			$263,543,015

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Portfolio of Investments section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of December 31, 2022, the fair value of illiquid securities in the aggregate was $9,861,312, representing 3.74% of the Fund's net assets.

(c)	Security deemed to be restricted as of December 31, 2022. As of December 31, 2022, the fair value of restricted securities in the aggregate was $2,688,105, representing 1.02% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Non-income producing security.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $135,756,033, representing 51.51% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).
(j)	Security is currently in default.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of December 31, 2022 was 3.14%
3M US L - 3 Month LIBOR as of December 31, 2022 was 3.75%
6M US L - 6 Month LIBOR as of December 31, 2022 was 5.14%
SOFR - 3 Month SOFR as of December 31, 2022 was 3.62%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2022 (Unaudited)

1.  ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

Polen DDJ Opportunistic High Yield Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$619,309	$–	$619,309
Consumer, Non-Cyclical	–	–	263,777	263,777
Materials	–	–	350,735	350,735
Mineral and Precious Stone Mining	–	–	141,201	141,201
Oil & Gas	–	–	755,704	755,704
Technology	42,591	–	–	42,591
Bank Loans
Basic Materials	–	3,156,750	–	3,156,750
Communications	–	5,372,247	–	5,372,247
Consumer Discretionary	–	5,267,231	–	5,267,231
Consumer, Cyclical	–	5,318,943	–	5,318,943
Consumer, Non-Cyclical	–	49,761,907	–	49,761,907
Financials	–	1,818,022	565,555	2,383,577
Industrials	–	8,367,362	–	8,367,362
High Yield Bonds and Notes
Basic Materials	–	18,584,707	–	18,584,707
Communications	–	20,337,262	–	20,337,262
Consumer, Cyclical	–	28,725,025	97,325	28,822,350
Consumer, Non-Cyclical	–	22,162,616	211,425	22,374,041
Energy	–	10,789,360	–	10,789,360
Financials	–	23,246,766	–	23,246,766
Industrials	–	31,801,204	90,112	31,891,316
Materials	–	–	114,596	114,596
Technology	–	13,025,982	–	13,025,982
Short Term Investments	11,569,511	–	–	6,915,408
Warrants	–	–	–	–
Total	$11,612,102	$248,354,693	$2,590,430	$262,557,225

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrants	Total
Balance as of September 30, 2022	$1,440,770	$548,048	$512,392	$-	$2,501,210
Accrued Discount/premium	-	-	60	-	60
Return of Capital	-	-	-	-	-
Realized Gain/(Loss)	-	-	-	-	71,653
Change in Unrealized Appreciation/Depreciation	70,647	-	1,006	-	-
Purchases	-	17,507	-	-	17,507
Sales Proceeds	-	-	-	-	-
Transfer into Level 3 (a)	-	-	-	-	-
Transfer Out of Level 3 (b)	-	-	-	-	-
Balance as of December 31, 2022	$1,511,417	$565,555	$513,458	$-	$2,590,430
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2022	$70,648	$-	$1,006	$-	$71,654

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.
(b)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Information about Level 3 measurements as of December 31, 2022:

Asset Class	Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range	Weighted Average
Common Stocks	$1,370,216	Discounted Cash Flow Analysis	Discount Rate	12.0% - 16.6%	13.43%
		Market Analysis	EBITDA Multiple	3.18x - 9.03x	6.47x
Common Stocks	$141,201	Discounted Cash Flow Analysis	Discount rate	20.60%	N/A
			Price per share	$289	N/A
Bank Loans	$211,921	Third-Party Vendor Pricing Service	Vendor Quotes	N/A	N/A
Bank Loans	$565,555	Discounted Cash Flow Analysis	Discount Rate	20.60%	N/A
			Percentage of par value	100.00%	N/A
High Yield Bonds and Notes	$300,112	Yield Analysis	Yield to Worst	11.4% - 13.6%	12.78%
High Yield Bonds and Notes	$1,425	Litigation Trust Settlement Proceeds	Discount rate	15.69%	N/A
			Expected recovery probability rate	$1.14 per $100 principal amount of now cancelled Unsecured Notes	$79.82
Warrants	$–	Intrinsic value	Strike price per share	$114.76
			Per share value (fully diluted)	$0.00	$0.00
	$2,590,430

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Expected Recovery Rate	Increase	Decrease
Strike Price Per Share	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of December 31, 2022, the Fund held $79,628,017, or 30.21% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Funds. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.